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                                                                   Exhibit 14(b)

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints SEAN T. LEONARD and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AMERICAN GENERAL LIFE INSURANCE COMPANY serves as Depositor and AMERICAN HOME
ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional insurance policies and annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

REGISTRANT NAME            FILE NOS.
------------------------   ----------------------
VALIC SEPARATE ACCOUNT A   033-75292 / 811-03240
                           002-32783 / 811-03240
                           002-96223 / 811-03240
                           333-124398 / 811-03240
                           333-49232 / 811-03240

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


PETER D. HANCOCK
---------------------------------------------         Director and Chairman         April 28, 2011
PETER D. HANCOCK


PETER J. EASTWOOD
---------------------------------------------     Director, President and Chief     April 28, 2011
PETER J. EASTWOOD                                       Executive Officer


SEAN T. LEONARD                                 Director, Chief Financial Officer   April 27, 2012
---------------------------------------------               and Senior
SEAN T. LEONARD                                           Vice President


JAMES BRACKEN
---------------------------------------------                Director               April 28, 2011
JAMES BRACKEN


JOHN Q. DOYLE
---------------------------------------------                Director               April 28, 2011
JOHN Q. DOYLE


DAVID N. FIELDS
---------------------------------------------                Director               April 28, 2011
DAVID N. FIELDS


DAVID L. HERZOG
---------------------------------------------                Director               April 28, 2011
DAVID L. HERZOG


MONIKA M. MACHON
---------------------------------------------                Director               April 28, 2011
MONIKA M. MACHON


RALPH W. MUCERINO
---------------------------------------------                Director               April 28, 2011
RALPH W. MUCERINO


SID SANKARAN
---------------------------------------------                Director               April 28, 2011
SID SANKARAN

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


CHRISTOPHER L. SPARRO                                        Director               April 28, 2011
----------------------------------------------
CHRISTOPHER L. SPARRO


MARK T. WILLIS
----------------------------------------------               Director               April 28, 2011
MARK T. WILLIS
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